Genie Energy Ltd

(NYSE: GNE, GNEPRA)

Investor Presentation

July 2013

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Genie's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

See "**Cautionary Statements Regarding Oil and Gas Quantities**" on the next page.

Cautionary Statements Regarding Oil and Gas Quantities

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Genie Overview

IDT Energy

IDT Energy is a retail energy provider (REP) operating in the Eastern U.S.

- Founded in 2004, now largest independent REP serving residential market in the Northeast
- Purchases electricity & gas in wholesale markets for resale to end users
- Currently servicing over 485k meters in NY, NJ PA, sand MD.
- Growth business with attractive returns/profits

Genie Oil and Gas (GOGAS)

GOGAS is an unconventional energy technology and resource company

- World class scientific team focused on in-situ oil shale technologies to produce clean and affordable transportation fuels
- Operating development projects in Israel, Colorado and Mongolia with tens of billions of barrels of resource potential
- Investment business with significant future potential

Genie Energy


Genie Energy Ltd. (NYSE:GNE)
IDT Energy
Genie Oil & Gas
American Shale Oil (AMSO) 50.0%
Genie Mongolia
Genie Israel Holdings
Israel Energy Initiatives (IEI)
Afek Oil & Gas (Golan)

Symbol	NYSE: GNE
Stock Price*	$9.72
Shares Outstanding	21.1 million
Symbol	NYSE: GNE.PRA
Stock Price*	$7.86
Shares Outstanding	1.9 million
Market Capitalization	$220 million
Cash and Marketable Securities**	$91 million
Debt	$0
Revenue (TTM)***	$257 million
EBITDA (TTM)***	$3.1 million
Insider Ownership (Voting Power)	32.4% (77.6%)
Full Time Employees	130
Fiscal Year End	December 31st

*Market data as of 7/8/2013
** Includes cash, restricted cash, CD's and marketable securities
** *TTM - Twelve months ended March 31, 2013

IDT Energy - Overview

IDT Energy is a leading retail energy provider (REP)

- Founded in 2004, now one of the largest independent residential REPs in Northeast
- Purchases electricity and gas in wholesale markets for resale to end users
- Delivery, billing and collections remain responsibility of incumbent utility

Value proposition

- Customers: Power of choice (no fees or contracts) and expectation of savings
- Utilities: Purchase of Receivables (POR) and consolidated billing provide revenues while the REP takes load-based risk

Risk averse business model

- Residential and small business customers
  - Naturally short position enables purchase of supply in the spot market
  - Variable rates – bill at cost of commodity plus mark-up
  - No long term fixed price contracts
- Focus on markets with REP-favorable regulatory environments
  - POR programs limit bad debt exposure
  - Liquid and transparent wholesale commodity markets

IDT Energy – Meter + RCE Growth

Genie Energy

METERS



600,000
500,000
400,000
300,000
200,000
100,000
--
2006
2007
2008
2009
2010
2011
1Q12
2Q12
3Q12
4Q12
1Q13

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs)



400,000
300,000
200,000
100,000
--
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Electricity RCE's
Natural Gas RCE's

COMMENTARY

- 2011-12: Focused on acquiring relatively higher consumption electric meters primarily in new PA territories
- 2012: Strong sequential electric meter and RCE growth
- 3Q12: Entered fourth state - Maryland

IDT Energy – Markets & Opportunities

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to REPs (in thousands)	% Res. Meters Migrated	IDT Market Share	Year Entered Market
Existing Markets						
New York	11,480	10,131	1,896	18.7%	18.8%	2005
Pennsylvania	5,650	4,613	1,924	41.7%	6.5%	2010
New Jersey	6,763	6,007	663	11.0%	6.2%	2010
Total Existing Markets	23,893	20,751	4,483	21.6%	11.7%	
Recently Launched						
Maryland	3,000					
Prospective Markets						
Illinois, Connecticut, DC	13,300					

**Note: Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of September 30, 2012 (3Q12).*

IDT Energy – Results of Operations

Genie Energy

(USD in millions)	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2011	2012
Revenue	$38.7	$52.2	$43.6	$57.5	$42.8	$63.7	$65.4	$85.3	$197.9	$229.4
Gross Profit	9.8	19.0	10.7	18.0	11.6	21.4	18.5	19.0	56.7	69.5
SG&A	7.9	12.6	9.3	10.7	10.6	12.7	10.6	10.2	37.1	44.6
EBITDA and Income from Operations	**1.9**	**6.4**	**1.4**	**7.4**	**1.1**	**8.7**	**7.9**	**8.9**	**19.6**	**25.1**

COMMENTARY

- Consistently EBITDA positive
- All customer acquisition and marketing costs expensed in the period incurred
- Minimal CAPEX and D&A expense
- 3Q11 impacted by a $2.7 million tax accrual, 4Q11 and 1Q12 impacted by unseasonably mild winter
- Seasonality: Q2 and Q4 shoulder periods between peak heating and cooling seasons

Genie Oil and Gas – Investment Thesis

Growing Global Demand and Peaking Supply of "Easy" Oil Driving Demand for Unconventional Sources

Exploration Agreements in Two of the Top Three Global Oil Shale Deposits

- Genie has secured exclusive exploration rights to areas in the Green River Formation (Colorado-U.S. 1.4 Trillion BBL) and Shfela Basin (Israel, ~250 Billion BBL) estimated to contain a combined 50 billion barrels

Unparalleled Technical Expertise in In-Situ Oil Shale Development

- Genie's technical professionals have industry-leading experience in developing and piloting in-situ extraction methods for unconventional resources

Partnerships with Oil Major and Strategic Investors

- 50/50 Joint Venture with Total in Colorado and
- Strategic investments from leading financial investors, including the Rothschild Group and Michael Steinhardt into Genie Oil and Gas
- Strategic Advisory board comprised of influential Investors, Politicians and Energy Experts

Expansion Opportunities Into Additional Resources and Territories

- Genie's technology and business development allows for expansion into new territories and additional unconventional resources (tight oil, heavy oil, tar sands). In 2013, received exploration licenses to characterize resources in Golan Heights of Israel and in Mongolia

Oil Shale – Genie's In-Situ Recovery

Genie Energy



- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~650°F the kerogen generates hydrocarbon liquids and gases; no "fracking" involved
- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet, diesel, natural gas and hydrogen
- Estimated all-in production costs $40-45 USD/barrel *(in Israel)*

Genie's Technical Team

World Class Technology Team

- Harold Vinegar, Ph.D. (Harvard University), Chief Scientist, IEI
  Chief Scientist Royal Dutch Shell (retired), 32 years experience in unconventional resources, 266 US patents, National Academy Engineering, National Research Council, Associate Scientist at Ben-Gurion University
- Alan Burnham, Ph.D. (University of Illinois), Chief Technology Officer, AMSO
  30+ years at Lawrence Livermore National Laboratory in oil shale and advanced energy research, 230 journal articles, conference papers, book chapters and technical reports, 3 patents and 3 patents pending
- Yuval Bartov, Ph.D. (Hebrew University), Chief Geologist, IEI
  10 years experience in oil shale in Israel and Colorado, Assistant Professor at the Colorado School of Mines , 40 Journal articles, conference papers, book chapters and technical reports
- Roger Day, Mechanical Engineer, Vice President of Operations, AMSO
  Natural resource project developer with 30 years in the Piceance Basin exploiting mineral resources; Pioneer of in-situ resource recovery and drilling techniques, 5 patents and 3 patents pending
- Scott Nguyen, Ph.D. (Harvard University), VP Technology, Genie Oil & Gas
  Senior Physicist at Shell R&D, 20+ US patents and patent applications, Advisory Committee of American Institute of Physics Corporate Associates, Texas Israel Chamber of Commerce Cleantech Advisory Board
- Leonard Switzer, Ph.D. (University of Wisconsin), VP Technology, AMSO
  7 years at Praxair in industrial gas and combustion R&D, 7 journal articles and 1 patent

In Situ Conversion Process (ICP)

Genie Energy







Heaters inserted into holes gradually heat subsurface

Elevated temperature upgrades kerogen to lighter fractions

Recovery of light hydrocarbon products.

Coke left in reservoir

Benefits of In Situ Conversion Process

- Minimizes surface footprint - no mining necessary
- Less water use than ex-situ retort technology
- Improved Economics:
  - Products produced don't require refining, only hydrotreating to remove sulfur
  - More oil and gas from smaller area
  - Accesses deeper oil shale resources
  - Uses entire resource column, not just rich layers
  - Yields high quality transportation fuels
- Lowers CO_2 emissions – doesn't decompose carbonates
- Flexibility of heating source (electric, natural gas, solar)

Is Oil Shale the Next Canadian Oil Sands?

Genie Energy

1957 – Shell experiments with in situ process on oil sands

1962 – Imperial Oil drills 10 evaluation wells at Cold Lake using in situ technology and builds pilot plant

1967 – The world's first commercial oil sands surface mining operation is started at The Great Canadian Oil Sands plant, producing 30,000 bpd

1969 – Dr. Roger Butler, an engineer for Imperial Oil, invents the SAGD concept

1982-1990 – The Alberta Oil Sands Technology and Research Authority conducts the first test of twin (horizontal) SAGD wells, producing 2,000 bpd

1985 – World's first commercial in situ oil sands operation is started by Imperial Oil at Cold Lake

2002 – Suncor production surpasses 200K bpd (surface mining)

2009 – High recovery and low costs of SAGD process allows Alberta Energy Resources Conservation Board to increase proven oil reserves to 179 billion barrels

2011 – The Cold Lake production project, the largest thermal in situ heavy oil project in the world, produces 140,000 bpd



Historical Production of Canadian Oil Sands (Surface Mining vs. In Situ) 1990-2010
Millions of Barrels
1.5
1.25
1
0.75
0.5
0.25
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
Surface Mining
In Situ

Sources: npr.org, ceri.ca

Characteristic	Athabasca Oil Sands	Green River Oil	Units
Richness	22	30	gal/ton
Energy	75,000	1,300,000	bbl oil/acre
Quality of Oil	34	40	deg API
Water	>3	<1	bbl water/bbl oil

Exclusive oil shale exploration license in Israel

- Covers 238 sq. km in south of the Shfela region
- Estimated 40 billion boe in place
- Subject to permitting and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long term commercial lease
- License contains mechanisms for returning excess land to government
- Pilot test permitting is in process


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Gillot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat

Oil Shale Potential of Israel

- Israel has one of the largest and best oil shale deposits in the world for in situ conversion

- World class resource:
  - Richness: ~ 23 - 29 gal/ton
  - Thickness: up to 300 m thick with 100 m thick High Grade Zone
  - Very Low Water Inflow to Wells
  - Complete Isolation from Aquifers



Shale oil produced in BGU lab from IEI's license area

American Shale Oil (AMSO)

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by Genie & 50% by Total, S.A.
- Shell is nearby RD&D lease holder
- Genie operating AMSO during pre-commercial phase
- Total funding the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe in place of which ~2 billion is within the target illite oil shale layer
- Commercial production target 100,000 boe per day for 25+ years
- Pilot test under modification.


Piceance Basin
0
15
Miles
Shell
2.5
2.0
1.5
1.0
0.5
AMSO Preference-Right Area
Resource quality, in millions of barrels per acre

Afek Oil & Gas

Genie has been awarded an exclusive exploration license covering 396.5 square kilometers in the Golan Heights area in Northern Israel.

- Genie believes the resource contains significant amounts of conventional oil and gas in relatively tight formations
- The thesis is based on analysis and interpretation of cores from previously drilled wells as well as seismic and other geologic data
- The three year license was granted in April 2013 and can be extended for up to four additional years. Upon attaining a discovery the company can apply for a commercial lease
- Genie has begun a 36 month work plan that includes several geophysical studies and 10 exploration wells spread across the entire license area
- This goal of the program is to determine the potential of the project and bring it to commercial production as soon as possible


Lebanon
Syria
(Golan)
Haifa
Tel Aviv - Jaffa
Jordan
Amman
Jericho
Egypt
Petra
Gulf of Aqabah

Genie Energy Financials

(USD in millions)	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2011	2012
Revenue	$38.7	$52.2	$43.6	$57.5	$42.8	$63.7	$65.4	$85.3	$197.9	$229.4
Gross Profit	9.8	19.0	10.7	18.0	11.6	21.4	18.5	19.0	56.7	69.5
SG&A	8.4	13.6	10.8	12.4	12.9	15.2	13.4	12.4	40.5	53.9
Research and Development	1.8	1.6	1.6	2.1	2.8	2.3	2.2	2.5	7.3	9.4
Equity in the Loss of AMSO,LLC	2.2	1.6	1.2	0.8	0.9	0.5	0.9	1.1	5.7	3.1
EBITDA and Income (Loss) from Operations	**(2.6)**	**2.1**	**(2.9)**	**2.7**	**(5.0)**	**3.5**	**1.9**	**2.7**	**3.1**	**3.1**

Genie Energy – Investment Thesis

Investment Exposure to Two Powerful Trends Within the Energy Sector

- Deregulation of the $240B retail energy market
- Increasing global demand and peaking production of conventional (easy) oil

Experienced Management Team

- REP led by industry veterans who built the business from the ground up
- Unconventional program led by top scientists and engineers in the field

Attractive Market Valuation

- Currently trading modestly above cash value
- Strong cash flow generating REP business
- Long term upside from high potential exploration projects

Strong Financial Health

- Balance sheet cash and marketable securities provides adequate liquidity to fund growth of the REP business and invest in unconventional energy projects
- No debt

Genie Energy